united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Patriot Fund

Annual Report
September 30, 2020

1-855-527-2363
www.patriotfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.patriotfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Patriot Fund
Shareholder Letter (Unaudited)

September 30, 2020

The Patriot Fund (the “Fund”) is a large cap domestic equity portfolio that attempts to provide long-term capital appreciation while maintaining a ‘terror-free’ investment mandate. The Patriot Fund was created to give individual investors the same opportunity to divest their portfolios of companies operating in nations designated as state sponsors of terrorism that institutions have had for years. The Advisor believes that divestment, in addition to the patriotic act, can help minimize global security risk in a portfolio. The Patriot Fund employs Ascendant’s proprietary investment process that is based on a bottom up, quantitative approach to investment research and security selection. Although the process is primarily quantitative, the most attractive opportunities are evaluated for qualitative considerations before portfolios are constructed or sell decisions are made.

For the twelve months ended September 30, 2020 the Fund (TRFTX) returned +9.24%. YTD the Fund has a return of +2.44%. For the most recent quarter, the fund returned +7.20%. The Patriot Fund’s recent performance is attributable to balanced security selection across multiple sectors.

We believe that a diversified portfolio built using a disciplined and consistently applied process to identify relative value in stocks, coupled with the potential for strong earnings growth and stock price momentum is the best approach to managing the various risk factors investors face.

Regards,

James H. Lee
Portfolio Manager

7415-NLD-11/11/2020

Patriot Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, compared to its benchmark:

		Annualized
				Since Inception**-
	One Year	Three Year	Five Year	September 30, 2020
Patriot Fund Class A Shares	8.96%	7.18%	9.65%	10.51%
Patriot Fund Class A Shares with load	2.67%	5.08%	8.36%	9.75%
Patriot Fund Class C Shares	8.14%	6.40%	8.85%	9.72%
Patriot Fund Class I Shares	9.24%	7.48%	9.94%	10.80%
S&P 500 Total Return Index	15.15%	12.28%	14.15%	13.31%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, before fee waivers, including underlying funds, are 2.28%, 3.04% and 2.05%, respectively, for Class A, Class C, and Class I shares per the January 28, 2020 prospectus. Class A shares are subject up to a 1.00% contingent deferred sales charge on certain redemptions. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (855) 527-2363.

**	Commencement of operations is March 1, 2012.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s top asset classes as of September 30, 2020, are as follows:

Percent of
Holdings by Asset Class	Net Assets
Common Stocks	98.5%
Exchange Traded Fund - Equity Fund	1.3%
Other Assets in Excess of Liabilities	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Patriot Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Value
	EXCHANGE TRADED FUND - 1.3%
	EQUITY FUND - 1.3%
12,317	iShares North American Natural Resources ETF	$243,877
	TOTAL EXCHANGE TRADED FUND (Cost $260,258)

	COMMON STOCKS - 98.5%
	AEROSPACE & DEFENSE - 5.0%
1,000	Lockheed Martin Corporation	383,280
9,430	Raytheon Technologies Corporation	542,602
		925,882
	APPAREL & TEXTILE PRODUCTS - 3.1%
4,595	NIKE, Inc.	576,856

	BANKING - 2.5%
4,939	JPMorgan Chase & Company	475,477

	BEVERAGES - 2.0%
13,626	Keurig Dr Pepper, Inc.	376,078

	BIOTECHNOLOGY & PHARMACEUTICALS - 5.6%
3,370	Johnson & Johnson	501,726
6,660	Merck & Company, Inc.	552,447
		1,054,173
	CHEMICALS - 2.8%
4,988	FMC Corporation	528,279

	E-COMMERCE DISCRETIONARY - 3.7%
13,279	eBay, Inc.	691,836

	ELECTRIC UTILITIES - 3.1%
7,013	American Electric Power Company, Inc.	573,172

	ELECTRICAL EQUIPMENT - 1.8%
3,346	Keysight Technologies, Inc. *	330,518

	ENTERTAINMENT CONTENT - 3.3%
7,623	Activision Blizzard, Inc.	617,082

	FOOD - 2.7%
8,779	Mondelez International, Inc.	504,353

	HEALTHCARE FACILITIES & SERVICES - 8.2%
6,872	Centene Corporation *	400,844
7,737	CVS Health Corporation	451,841
2,165	UnitedHealth Group, Inc.	674,982
		1,527,667
	HOUSEHOLD PRODUCTS - 2.3%
2,933	Kimberly-Clark Corporation	433,087

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
6,654	State Street Corporation	394,782

	INSURANCE - 2.1%
3,406	Chubb Ltd.	395,505

See accompanying notes to financial statements.

Patriot Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Value
	INTERNET MEDIA & SERVICES - 2.1%
269	Alphabet, Inc. *	$394,246

	MEDICAL EQUIPMENT & DEVICES - 6.3%
2,689	Thermo Fisher Scientific, Inc.	1,187,247

	RETAIL - CONSUMER STAPLES - 3.8%
5,071	Walmart, Inc.	709,484

	RETAIL - DISCRETIONARY - 3.5%
2,372	Home Depot, Inc. (The)	658,728

	SEMICONDUCTORS - 7.6%
1,902	Broadcom, Inc.	692,937
5,106	Texas Instruments, Inc.	729,086
		1,422,023
	SOFTWARE - 2.6%
8,022	Oracle Corporation	478,913

	TECHNOLOGY HARDWARE - 8.7%
9,732	Apple, Inc.	1,127,063
12,904	Cisco Systems, Inc.	508,289
		1,635,352
	TECHNOLOGY SERVICES - 8.3%
5,919	Fiserv, Inc. *	609,953
5,808	Square, Inc. *	944,090
		1,554,043
	TELECOMMUNICATIONS - 2.4%
7,516	Verizon Communications, Inc.	447,127

	TRANSPORTATION & LOGISTICS - 2.9%
7,087	CSX Corporation	550,447

	TOTAL COMMON STOCKS (Cost $11,014,673)	18,442,357

	TOTAL INVESTMENTS - 99.8% (Cost $11,274,931)	$18,686,234
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%	41,416
	NET ASSETS - 100.0%	$18,727,650

*	Non-income producing security.

See accompanying notes to financial statements.

Patriot Fund
Statement of Assets and Liabilities
September 30, 2020

ASSETS
Investment securities, at cost	$11,274,931
Investment securities, at value	$18,686,234
Receivable for securities sold	99,564
Receivable for Fund shares sold	123
Dividends and interest receivable	20,186
Due from Advisor	6,635
Prepaid expenses and other assets	23,660
TOTAL ASSETS	18,836,402

LIABILITIES
Payable for Fund shares redeemed	24,980
Due to custodian	56,275
Distribution fees (12b-1) payable	487
Payable to related parties	4,036
Accrued expenses and other liabilities	22,974
TOTAL LIABILITIES	108,752
NET ASSETS	$18,727,650

Net Assets Consist Of:
Paid in capital	$10,559,807
Accumulated earnings	8,167,843
NET ASSETS	$18,727,650

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$686,792
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	43,256
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$15.88
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$16.85

Class C Shares:
Net Assets	$413,581
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	28,293
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$14.62

Class I Shares:
Net Assets	$17,627,277
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,076,995
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$16.37

(a)	Purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

See accompanying notes to financial statements.

Patriot Fund
Statement of Operations
For the Year Ended September 30, 2020

INVESTMENT INCOME
Dividends	$386,867
Interest	4,608
TOTAL INVESTMENT INCOME	391,475

EXPENSES
Investment advisory fees	300,790
Distribution (12b-1) fees:
Class A	2,262
Class C	3,750
Administrative services fees	37,568
Accounting services fees	28,669
Registration fees	43,036
Transfer agent fees	26,921
Trustees fees and expenses	17,534
Audit fees	16,201
Legal fees	13,842
Professional fees	9,320
Printing and postage expenses	13,733
Third party administrative servicing fees	5,847
Custodian fees	5,447
Insurance expense	762
Other expenses	5,007
TOTAL EXPENSES	530,689

Less: Fees waived by the Advisor	(63,164)
NET EXPENSES	467,525

NET INVESTMENT LOSS	(76,050)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	1,086,693
Net change in unrealized appreciation of investments	702,702
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,789,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,713,345

See accompanying notes to financial statements.

Patriot Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment loss	$(76,050)	$(15,542)
Net realized gain from investments	1,086,693	3,150,221
Net change in unrealized appreciation/(depreciation) on investments	702,702	(3,243,094)
Net increase/(decrease) in net assets resulting from operations	1,713,345	(108,415)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(178,867)	(481,249)
Class C	(52,899)	(45,607)
Class I	(3,149,438)	(2,443,902)
Net decrease in net assets from distributions to shareholders	(3,381,204)	(2,970,758)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	—	128,366
Class C	153,907	14,519
Class I	2,251,495	5,625,048
Net asset value of shares issued in reinvestment of distributions:
Class A	138,908	461,560
Class C	29,205	29,254
Class I	2,323,040	1,628,024
Payments for shares redeemed
Class A	(765,497)	(3,709,676)
Class C	(102,547)	(192,048)
Class I	(8,094,380)	(9,817,102)
Net decrease in net assets resulting from shares of beneficial interest	(4,065,869)	(5,832,055)

TOTAL DECREASE IN NET ASSETS	(5,733,728)	(8,911,228)

NET ASSETS
Beginning of Year	24,461,378	33,372,606
End of Year	$18,727,650	$24,461,378

See accompanying notes to financial statements.

Patriot Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
SHARE ACTIVITY
Class A
Shares Sold	—	7,747
Shares Reinvested	8,991	30,833
Shares Redeemed	(48,118)	(231,807)
Net decrease in shares outstanding	(39,127)	(193,227)

Class C
Shares Sold	11,854	989
Shares Reinvested	2,042	2,070
Shares Redeemed	(7,064)	(12,191)
Net increase/(decrease) in shares outstanding	6,832	(9,132)

Class I
Shares Sold	156,263	345,516
Shares Reinvested	146,195	106,407
Shares Redeemed	(532,706)	(576,737)
Net decrease in shares outstanding	(230,248)	(124,814)

See accompanying notes to financial statements.

Patriot Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2020	2019	2018		2017		2016
Net Asset Value, Beginning of Year	$16.97	$18.91	$17.13		$14.97		$13.99
Activity from investment operations:
Net investment loss (1)	(0.09)	(0.04)	(0.11)		(0.07)		(0.05)
Net realized and unrealized gain/(loss) on investments	1.54	(0.15)	2.28		2.58		1.43
Total from investment operations	1.45	(0.19)	2.17		2.51		1.38
Less distributions from:
Net realized gains	(2.54)	(1.75)	(0.39)		(0.35)		(0.40)
Paid-in-capital from redemption fees (1)	—	—	—		—		0.00 (4)
Net Asset Value, End of Year	$15.88	$16.97	$18.91		$17.13		$14.97
Total Return (2)	8.96%	0.22%	12.83	% (7)	17.02	% (7)	9.94%
Net Assets, At End of Year (000s)	$687	$1,398	$5,213		$8,777		$10,875
Ratio of gross expenses to average net assets (3)	2.66%	2.28%	2.20	% (6)	2.25	% (6)	2.43%
Ratio of net expenses to average net assets	2.40%	2.28%	2.33	% (5)	2.40	% (5)	2.40%
Ratio of net investment loss to average net assets	(0.58)%	(0.25)%	(0.62)%		(0.43)%		(0.33)%
Portfolio Turnover Rate	51%	48%	45%		41%		49%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Amount represents less than $0.01

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(6)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

See accompanying notes to financial statements.

Patriot Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2020	2019	2018		2017		2016
Net Asset Value, Beginning of Year	$15.92	$17.99	$16.42		$14.47		$13.63
Activity from investment operations:
Net investment loss (1)	(0.19)	(0.16)	(0.22)		(0.20)		(0.15)
Net realized and unrealized gain/(loss) on investments	1.43	(0.16)	2.18		2.50		1.39
Total from investment operations	1.24	(0.32)	1.96		2.30		1.24
Less distributions from:
Net realized gains	(2.54)	(1.75)	(0.39)		(0.35)		(0.40)
Paid-in-capital from redemption fees (1)	—	—	—		—		0.00 (4)
Net Asset Value, End of Year	$14.62	$15.92	$17.99		$16.42		$14.47
Total Return (2)	8.14%	(0.56)%	12.09	% (7)	16.13	% (7)	9.15%
Net Assets, At End of Year (000s)	$414	$342	$550		$559		$467
Ratio of gross expenses to average net assets (3)	3.48%	3.04%	2.95	% (6)	3.00	% (6)	3.18%
Ratio of net expenses to average net assets	3.15%	3.04%	3.08	% (5)	3.15	% (5)	3.15%
Ratio of net investment loss to average net assets	(1.33)%	(1.01)%	(1.25)%		(1.25)%		(1.06)%
Portfolio Turnover Rate	51%	48%	45%		41%		49%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Amount represents less than $0.01

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(6)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.

See accompanying notes to financial statements.

Patriot Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	September 30,	September 30,		September 30,		September 30,		September 30,
	2020	2019		2018		2017		2016
Net Asset Value, Beginning of Year	$17.38	$19.28		$17.41		$15.17		$14.13
Activity from investment operations:
Net investment loss (1)	(0.05)	(0.00	) (4)	(0.05)		(0.04)		(0.01)
Net realized and unrealized gain/(loss) on investments	1.58	(0.15)		2.31		2.63		1.45
Total from investment operations	1.53	(0.15)		2.26		2.59		1.44
Less distributions from:
Net realized gains	(2.54)	(1.75)		(0.39)		(0.35)		(0.40)
Paid-in-capital from redemption fees (1)	—	—		0.00	(4)	—		0.00 (4)
Net Asset Value, End of Year	$16.37	$17.38		$19.28		$17.41		$15.17
Total Return (2)	9.24%	0.44%		13.14%		17.32%		10.27%
Net Assets, At End of Year (000s)	$17,627	$22,722		$27,610		$25,935		$19,803
Ratio of gross expenses to average net assets (3)	2.45%	2.05%		1.95	% (6)	2.00	% (6)	2.18%
Ratio of net expenses to average net assets	2.15%	2.05%		2.08	% (5)	2.15	% (5)	2.15%
Ratio of net investment loss to average net assets	(0.33)%	(0.02)%		(0.29)%		(0.22)%		(0.06)%
Portfolio Turnover Rate	51%	48%		45%		41%		49%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of applicable sales charges and redemption fees. Had the adviser not waived a portion of its fees, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	Amount represents less than $0.01

(5)	Represents the ratio of expenses to average net assets after adviser recapture of waived/reimbursements fees from prior periods.

(6)	Represents ratio of expenses to average net assets before adviser recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Patriot Fund (“the Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek growth of capital.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies.”

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2020 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$243,877	$—	$—	$243,877
Common Stocks	18,442,357	—	—	18,442,357
Total	$18,686,234	$—	$—	$18,686,234

The Fund did not hold any Level 3 securities during the year.

*	See Portfolio of Investments for industry classification.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years September 30, 2017 - September 30, 2019 or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund has identified its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $10,563,499 and $17,453,298, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Ascendant Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.40% of average daily net assets. For the year ended September 30, 2020, the Fund incurred $300,790 in advisory fees.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), do not exceed the following:

Class A	Class C	Class I
2.40%	3.15%	2.15%

These amounts will herein be referred to as the “expense limitations” and are based upon a per annum of the Fund’s average daily net assets.

If the Adviser waives any fees or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s operating expenses for each class are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses for each class to exceed the respective expense limitation. If the Fund’s operating expenses for each class subsequently exceed their respective expense limitation in place at the time of waiver or reimbursement, the reimbursements for the Fund shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time on 60 days written notice to the Adviser. For the year ended September 30, 2020, the Adviser waived fees in the amount of $63,164 pursuant to the Waiver Agreement which are available for recapture by September 30, 2023.

During the year ended September 30, 2020, AWM Services, LLC, a registered broker/dealer and an affiliate of the Adviser executed trades on behalf of the Fund. AWM Services, LLC received $19,676 from the Fund in brokerage commissions.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares and an annual rate of 1.00% of the average daily net assets of the Fund’s Class C shares. The Fund pays Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2020, the Fund paid $2,262 and $3,750 to the Distributor for Class A and Class C shares, respectively.

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of the Fund’s Class A shares for the year ended September 30, 2020, the Distributor received $0 from front-end sales charges of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$—
Long-Term Capital Gain	3,381,204	2,970,758
Return of Capital	—	—
	$3,381,204	$2,970,758

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$870,404	$(61,990)	$—	$(3,115)	$7,362,544	$8,167,843

The difference between book basis and tax basis net investment income (loss), unrealized appreciation and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and straddles. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $61,990.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2020 as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$(33,503)	$33,503

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, TD Ameritrade held approximately 76.6% of the voting securities of the Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by TD Ameritrade are also owned beneficially.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$11,323,690	$7,602,587	$(240,043)	$7,362,544

Patriot Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following:

The Board has determined based on the recommendation of the investment adviser that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on November 20, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Patriot Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Patriot Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
November 25, 2020

Patriot Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Patriot Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual *	4/1/2020	9/30/2020	4/1/20 - 9/30/20	Expense Ratio
Class A	$1,000.00	$1,258.30	$13.55	2.40%
Class C	1,000.00	1,253.90	17.75	3.15%
Class I	1,000.00	1,260.20	12.15	2.15%

	Beginning	Ending	Expenses Paid
Hypothetical *	Account Value	Account Value	During Period	Annualized
(5% return before expenses)	4/1/2020	9/30/2020	4/1/20 - 9/30/20	Expense Ratio
Class A	$1,000.00	$1,013.00	$12.08	2.40%
Class C	1,000.00	1,009.25	15.82	3.15%
Class I	1,000.00	1,014.25	10.83	2.15%

*	Expense information for is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Patriot Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/20 – NLFT_v1

Patriot Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer, Northern Lights Compliance Services, LLC (2007-2010), Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).1	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2020, the Trust was comprised of 71 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the funds in the Trust advised by the Adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-527-2363.

9/30/20 – NLFT_v1

Patriot Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Ascendant Deep Value Bond Fund, Ascendant Tactical Yield Fund and Patriot Fund (Adviser Ascendant Advisors, LLC)*

In connection with the regular meeting held on December 11-12, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Ascendant Advisors, LLC (“Ascendant”) and the Trust, with respect to the Ascendant Deep Value Bond Fund (“Ascendant Deep”), Ascendant Tactical Yield Fund (“Ascendant Tactical”) and Patriot Fund (collectively the “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Ascendant was founded in 1970 and had approximately $130 million in assets under management servicing mutual funds, and separately managed accounts for high net worth families and institutions providing active portfolio management in equity, fixed income, and balanced strategies. The Trustees reviewed the background information of key adviser personnel responsible for servicing the Funds, taking into consideration their education and the investment team’s diverse financial industry experience. They considered that the adviser employed an investment process that initially used a quantitative multifactor model to identify companies with relative value compared to peers as well as positive momentum from an earnings and price prospective, followed by deep fundamental analysis of each company and a macro examination of the current economic environment. They discussed that the adviser attempted to mitigate risk by using an investment committee to monitor and evaluate each Fund’s investments on an ongoing basis as well as consistently applying the firm’s quantitatively driven investment and research process. The Trustees considered that the adviser monitored compliance with each Fund’s investment limitations using a pre-trade checklist, and review of the portfolio to ensure each Fund was operating within its stated guidelines. The Trustees noted the adviser’s long history and the depth of experience of the investment team. The Trustees agreed the adviser was well staffed with adequate resources to support the Funds. They expressed appreciation for the adviser’s long history in asset management and adherence to the disciplined investment process it had employed over that history. The Trustees concluded that the adviser had provided quality service to the Funds and their respective shareholders.

Performance.

Ascendant Deep. The Trustees examined the Fund’s Broadridge report and acknowledged that the Fund was ranked in the third or fourth quartile of performance for each time period depicted in the report. The Trustees observed, however, that the Fund increased in asset size over the past twelve

Patriot Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

months. They noted the adviser’s belief that the Bloomberg Barclays Aggregate Bond Index would be a more appropriate benchmark index for the Fund. The further noted however, that the Fund underperformed the adviser’s preferred index for the 1-year period. They discussed the adviser’s assertion that it would make efforts to reduce the Fund’s positions in underperforming underlying funds in an effort to improve Fund performance. The Trustees concluded that the adviser was performing in accordance with the Fund’s stated objective and strategy as disclosed in the prospectus and the Trustees would monitor Fund performance.

Ascendant Tactical. The Trustees noted that the Fund had substantially underperformed its peer group, Morningstar category, and benchmark during the 1-year period. They further noted that the Fund outperformed all of the same comparable metrics during the 3-year period. For the since inception period, the Trustees observed that the Fund outperformed its peer group, while slightly underperforming its Morningstar category and benchmark. The Trustees concluded that the adviser was performing in accordance with the Fund’s stated objective and strategy as disclosed in the prospectus and agreed to continue to monitor performance.

Patriot Fund. The Trustees discussed the Fund’s objective, strategies and performance relative to its peer group and Morningstar category. They noted that the Fund underperformed its peer group, Morningstar category, and benchmark for the 1- and 3-year periods. They Trustees discussed that the Fund’s since inception returns only slightly underperformed its peers and Morningstar category and noted that the Fund’s risk adjusted returns for the since inception period ranked the Fund in second and first quartile compared to its peer group and Morningstar category, respectively. The Trustees concluded that the adviser’s ongoing focus on minimizing downside risk accrued a benefit to investors despite recent underperformance of the Fund.

Fees and Expenses.

Ascendant Deep. The Trustees reviewed the Fund’s advisory fee and net expense ratio. They discussed Ascendant’s advisory fee with respect to the Fund and noted that it was 1.15%, which was the second highest of the Broadridge peer group, and higher than the median of its Morningstar category but within the range of the category. The Trustees considered the Fund’s net expense ratio and noted that it was higher than the median of its Morningstar category and peer group. They discussed the adviser’s assertion that the Fund employed a unique investment strategy that required more intensive research and portfolio management resources than traditional fixed income funds. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Ascendant Tactical. The Trustees reviewed the Fund’s advisory fee and net expense ratio. They discussed Ascendant’s advisory fee with respect to the Fund and noted that it was 1.20%, which was higher than the median of its peer group and Morningstar category. They observed that the advisory fee was within the range of the Morningstar category and the peer group. The Trustees considered the Fund’s net expense ratio and noted that it was higher than the median of both its peer group and Morningstar category but was within the range of the Morningstar category. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Patriot Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

Patriot Fund. The Trustees reviewed the Fund’s advisory fee and net expense ratio. They noted that Ascendant’s advisory fee of 1.40% with respect to the Fund was higher than the median of both its peer group and Morningstar category, and the highest of both metrics. They considered the additional skill and labor resources necessary for the adviser to implement the Fund’s terror-free screening process. The Trustees considered the Fund’s net expense ratio and noted that it was higher than the median of both its peer group and Morningstar category and was the highest in both comparable metrics. They considered that the Fund was among the smallest in terms of asset size of its peers and also considered its Morningstar category contained many passively managed funds. After discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized with respect to the adviser’s relationship with the Funds individually and in the aggregate. They noted that based on each Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Trustees noted the adviser expected continued asset growth in each Fund and agreed to revisit the matter if the Funds continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser realized a loss in connection with its advisory agreement with Ascendant Tactical. With respect to Ascendant Deep and Patriot, the Trustees noted that the adviser had realized a modest profit in connection with its advisory agreement for each Fund. They also considered that AWM Services, an affiliated broker-dealer of the adviser, receives brokerages commissions for executing trades for the Funds. With respect to each Fund, The Trustees concluded that excessive profitability with respect to each Fund was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement between NLFT and Ascendant was in the best interests of each of the Ascendant Deep Value Bond Fund, Ascendant Tactical Yield Fund and Patriot Fund and their respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Patriot Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● direct us to buy securities or direct us to sell your securities

● seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

● affiliates from using your information to market to you.

● sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISER
Ascendant Advisors, LLC
Four Oaks Place
1330 Post Oaks Blvd., Suite 1550
Houston, TX 77056

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(2)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $13,500

2019 - $13,000

2018 - $26,100

(b)	Audit-Related Fees

2020 - None

2019 - None

2018 - None

(c)	Tax Fees

2020 - $2,200

2019 - $2,200

2018 - $4,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee
	2020	2019	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,200

2019 - $2,200

2018 - $4,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/7/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/7/20